UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C.  20549
____________________________________________________________

FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934
____________________________________________________________

Date of Report (Date of earliest event reported): September 28, 2009

JUHL WIND, INC.
(Exact Name of Registrant as Specified in Charter)

Delaware	333-141010	20-4947667
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

996 190th Avenue Woodstock, Minnesota		56186
(Address of principal executive offices)		(Zip Code)

Registrant’s telephone number, including area code:  (507) 777-4310

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 DFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4 (c) under the Exchange Act (17 CFR 240.13e-4(c))

CURRENT REPORT ON FORM 8-K

JUHL WIND, INC.

September 28, 2009

Item 5.03	Amendments to Articles of Incorporation or Bylaws;
Change in Fiscal Year

On June 26, 2009, the Company filed a Certificate of Designation of Preferences, Rights and Limitations of Series B Convertible Preferred Stock which inadvertently omitted in Section 7(c) thereof the date upon which a price determination is to be made with respect to subsequent rights offerings.

On September 28, 2009, the Company filed with the Secretary of State of Delaware an Amended and Restated Certificate of Designation of Preferences, Rights and Limitations of Series B Convertible Preferred Stock to provide the inadvertently omitted information.

Item 9.01	Financial Statements and Exhibits

(d)           Exhibits

The financial statements, pro forma financial information and exhibits listed in the following Exhibit Index are filed as part of this current report.

Exhibit No.	Description
3(i)	Amended and Restated Certificate of Designation of Preferences, Rights and Limitations of Series B Convertible Preferred Stock

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Date: September 28, 2009	JUHL WIND, INC.

	By:	/s/ John Mitola
John Mitola
President